EXHIBIT 10.25

                    COMBINATION MORTGAGE, SECURITY AGREEMENT,
               FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF RENTS

         THIS INSTRUMENT Made as of the 16th day of June, 1995, between NORTH ATLANTIC TECHNOLOGIES, INC., a Minnesota corporation (hereinafter referred to as "Mortgagor"), whose address is 8120 Penn Avenue South, Suite 435, Bloomington, MN 55431, party of the first part, and WDH INVESTMENTS, CO., a Minnesota corporation (hereinafter referred to as "Mortgagee"), whose address is 8120 Penn Avenue South, Suite 470, Bloomington, Minnesota 55431, party of the second part.

         WHEREAS, Mortgagor is the owner of certain real property located in the City of St. Paul, County of Ramsey, State of Minnesota, legally described on Exhibit A attached hereto and hereby made a part hereof (hereinafter referred to as "Premises"), which Premises are subject to certain Permitted Encumbrances enumerated on said Exhibit A (hereinafter referred to as "Permitted Encumbrances"); and

         WHEREAS, there have been constructed upon, under and on the Premises certain buildings, structures and other improvements (hereinafter referred to as "Improvements"), which are owned by Mortgagor; and

         WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00), as evidenced by one (1) Promissory Note in said amount, made by Mortgagor, payable to the order of Mortgagee, and dated of even date herewith (hereinafter referred to as "Note"); and

         WHEREAS, said principal amount, together with interest thereon at the rate of twelve percent (12%) per annum (hereinafter the "Note Rate"), is payable in accordance with the terms of said Note, with the entire unpaid principal balance and any unpaid, accrued interest thereon maturing and being due and payable in full not later than June , 2000; and

         WHEREAS, there are now, or may in the future be, located on, within or about the Premises and Improvements certain items of furniture, fixtures, equipment, furnishings, machinery and personal property, owned by Mortgagor, and now or hereafter attached or affixed to or installed, and used in connection with the maintenance and operation of, the Premises and the Improvements, whether attached or detached, including but not limited to any and all such cranes; furniture; appliances; carpeting; floor coverings; draperies; furnishings; fences; partitions; dynamos; doors; windows; millwork; overhead doors; screens; storm windows and doors; locks; hardware; shades; awnings; motors; engines; boilers; tanks; water heaters; pumps; furnaces; heat registers; radiators; thermostats; plumbing; sinks; water closets; basins; faucets; elevators; conveyors; switchboards; cleaning, call, vacuum and sprinkler systems; fire extinguishing apparatus and equipment; water tanks; lighting, heating, ventilating, air conditioning and air cooling units and equipment; incinerating, communicating and refrigerating equipment; water, gas and electric supply fixtures, machinery, ducts, piping, wiring, conduits, outlets, appurtenances and equipment; burglar alarm and security systems; electronic intercommunication system; maintenance and cleaning equipment and supplies; parking lot lighting; and trees, bushes and shrubs, whether or not permanently affixed to the real estate, together with all appurtenances, extensions, additions, improvements, betterments, renewals, accessions, replacements, proceeds, products and substitutions thereto, therefor and thereof (hereinafter collectively referred to as "Property"). The Property is subject to certain Permitted Encumbrances.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; in consideration of the loan evidenced by the Note; and to secure the payment of principal, interest, late payment charges and any other charges evidenced or provided for by the Note, the payment by Mortgagor to Mortgagee as herein provided of all sums advanced by Mortgagee pursuant to any term hereof, with interest thereon, and the performance and observance of all of the covenants and agreements herein contained and contained in the Note, all of the terms of which are hereby incorporated herein and made a part hereof by reference as if fully set forth herein, Mortgagor does hereby grant, bargain, sell, convey, warrant, mortgage, assign, pledge and confirm unto Mortgagee, its successors and assigns, forever, all of Mortgagor's right, title and interest in and to the Premises, including all rights, easements, privileges and appurtenances thereunto belonging or in anywise appertaining, the Improvements, the Property and all rents, issues, income and profits therefrom, including but not limited to Mortgagor's interest in, to and under any leases thereof and all right to collect any and all rents from tenants of the Premises and Improvements; and all other rights, interests and property herein assigned by Mortgagor to Mortgagee or in which a security interest is therein granted by Mortgagor to Mortgagee (all of which property shall be hereinafter collectively referred to as the "Mortgaged Property"). To have and to hold the Mortgaged Property, together with all privileges, hereditaments and appurtenances thereunto now or hereafter belonging, or in anywise appertaining, and the proceeds and products of all Improvements and Property, unto Mortgagee, its successors and assigns, forever; provided, nevertheless, that these presents are upon the express condition that, if Mortgagor shall pay or cause to be paid in full the Note, and if Mortgagor shall strictly observe and perform all of the terms, covenants and conditions herein and therein set forth, then this Combination Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Rents (hereinafter referred to as "Mortgage"), and the estate, right and interest of Mortgagee in and to the Mortgaged Property created hereby, shall cease and be and become void and of no force and effect and shall be satisfied and released at Mortgagor's expense, otherwise to remain in full force and effect.

         Mortgagor further covenants with Mortgagee as follows:

                                    ARTICLE I

                        GENERAL COVENANTS AND WARRANTIES

         Section 1.1. Mortgagor shall duly and punctually and fully pay each and every installment of principal and interest on the Note and all other indebtedness secured hereby, as and when the same shall become due, and shall duly, punctually and fully do and perform all things on its part to be done or performed under the Note, under the Mortgage and under any other instrument which refers to or secures the Note. Time is of the essence hereof.

         Section 1.2. Mortgagor represents and warrants to Mortgagee, as follows:

                  (a) Mortgagor is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota,.

                  (b) Mortgagor is the lawful owner of and has good and marketable fee simple absolute title to the Mortgaged Property; Mortgagor has good right and lawful authority to grant, bargain, sell, convey, warrant, mortgage, assign, pledge and confirm the same as provided herein; and the Mortgaged Property is free and clear of all mortgages, liens, pledges, security interests, charges and encumbrances, excepting only Permitted Encumbrances. Mortgagor warrants and will defend the title to the Mortgaged Property against all claims and demands whatsoever, except those made under Permitted Encumbrances.

                  (c) There is no provision in any indenture, contract or agreement, to which Mortgagor is a party or by which it is bound, or any law, statute, ordinance, governmental rule, regulation or restriction, or any order of any court or administrative agency, to which Mortgagor is subject or by which Mortgagor is bound, which prohibits the execution and delivery by Mortgagor of this Mortgage, the Note or any other instrument which refers to or secures the Note, or the performance or observance by Mortgagor of any of the terms, covenants or conditions of this Mortgage, the Note or any such other instruments.

                  (d) Execution and delivery of this Mortgage, the Note and all other instruments which refer to or secure the Note, have been duly and validly authorized, and the Note, this Mortgage and said other instruments have been duly and validly executed and delivered by and on behalf of Mortgagor and are valid, binding and enforceable obligations of Mortgagor in accordance with their terms.

                  (e) Except as separately disclosed to Mortgagee prior to execution of this Mortgage, there are no actions, suits or, proceedings pending or, to the knowledge of Mortgagor, threatened against Mortgagor or the Mortgaged Property in any court or before any federal, state, municipal or other governmental agency, which, if decided adversely to any of them, would have a materially adverse effect upon this Mortgage, upon the Mortgaged Property or upon the value thereof, including but not limited to notices, demands for payment or compensation for injury or damage to persons, the environment or, natural resources, actions, suits, proceedings, or damage settlements relating to Hazardous Waste (as that term is hereinafter defined), and Mortgagor is not in default with respect to any order of any court or governmental agency.

                  (f) The financial statements of Mortgagor fairly present the financial condition of Mortgagor on the dates thereof and the results of operations of Mortgagor and the Mortgaged Property for the period or periods indicated therein, all in conformity with generally accepted accounting principles consistently followed. Except for ongoing operating losses, there has been no material adverse change in the condition, financial or otherwise, of Mortgagor since the latest financial statement so furnished.

                  (g) Mortgagor is not in default in the payment of the principal of or interest on any indebtedness for borrowed money and is not in default under any instrument or agreement under and subject to which any indebtedness for borrowed money has been incurred or is secured, and no event has occurred under the provisions of any such instrument or agreement which, with or without the lapse of time or the giving of notice, or both, constitutes or would constitute a default or an event of default thereunder.

                  (h) The Premises are neither agricultural property, property in agricultural use, nor the homestead of Mortgagor, but rather are the site of an owner occupied commercial building and appurtenances thereto.

                  (i) All applicable building, zoning, occupational safety and health, energy and environmental laws, ordinances and regulations affecting the Mortgaged Property permit the use and occupancy thereof for its intended purposes and have been complied with, and Mortgagor has obtained the necessary consents, permits and licenses to operate the Improvements for their intended purposes.

                  (j) Except as separately disclosed to Mortgagee prior to execution of this Mortgage; (i) No dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, and/or the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. 6901 et seq. and 42 U.S.C. 9601 et seq.), as amended, or any other federal, state or local hazardous substance, hazardous waste or environmental laws, statutes, codes, ordinances, regulations, directives, requirements or rules (hereinafter collectively referred to as "Environmental Regulations"), and also including urea-formaldehyde, polychlorinated biphenyls, dioxin, asbestos, asbestos containing materials, nuclear fuel or waste, and petroleum, including but not limited to crude oil or any fraction thereof, natural gas, natural gas liquids, gasoline and synthetic gas or any other waste, substance, pollutant or contaminant which would subject the owner of the Mortgaged Property to any damages, penalties or liabilities under any applicable Environmental Regulation (herein collectively referred to as "Hazardous Substances") have ever been placed, located, produced, generated, created, stored, treated, transported, incorporated, discharged, emitted, spilled, released, deposited, disposed of or allowed to escape in, upon, under, over or from the Mortgaged Property; (ii) no threat exists of a spill, discharge, release or emission of a Hazardous Substance upon or from the Mortgaged Property into the environment;
         (iii) the Premises have not ever been used as or for a mine, a landfill, a dump or other disposal facility, or a gasoline service station; (iv) no underground storage tank is now located in the Premises or has previously been located therein but has been removed therefrom; (v) no violation of any Environmental Regulation now exists or has ever existed in, upon, under, over or from the Mortgaged Property; (vi) no notice of any violation or alleged violation in, upon, under, over or from the Mortgaged Property of any Environmental Regulation has been issued or given by any governmental entity or agency responsible for administering or enforcing the same; (vii) no person, party or private or governmental agency or entity has given any notice of or asserted any claim, cause of action, penalty, cost or demand for payment or compensation, whether or not involving any injury or threatened injury to human health, the environment or natural resources, resulting or allegedly resulting from any activity or event described in (i) above; (viii) there are not now, nor have there ever been, any actions, suits, proceedings or damage settlements relating in any way to Hazardous Substances in, upon, under, over or from the Mortgaged Property; (ix) there is no investigation or report involving the Mortgaged Property by any governmental entity or agency which in any way relates to Hazardous Substances; (x) the Mortgaged Property is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites or any other list, Schedule, log, inventory or record of Hazardous Substance sites maintained by any federal, state or local governmental agency; and (xi) the Mortgaged Property is subject to no lien or claim for lien in favor of any governmental entity or agency as a result of any presence, release or threatened release of any Hazardous Substance in, on, under, over or from the Mortgaged Property.

         Section 1.3. Mortgagor covenants and agrees with Mortgagee, so long as any amount secured hereby shall remain unpaid, to give to Mortgagee prompt notice in writing of any condition or event which constitutes an event of default under Section 3.1 hereof, or which, after notice or lapse of time, or both, would constitute such an event of default. Mortgagor agrees to maintain its existence as a corporation under the laws of the State of Minnesota and not to dissolve, liquidate, wind-up, consolidate or merge during the term hereof, without the prior written consent of Mortgagee.

         Section 1.4.  This Section intentionally left blank.

         Section 1.5. Mortgagor shall, at its expense, procure, do, execute, acknowledge and deliver each and every further act, deed, conveyance, transfer, document and assurance necessary or proper for the carrying out more effectively of the purposes of this Mortgage and, without limiting the foregoing, for granting, bargaining, selling, conveying, warranting, mortgaging, assigning, pledging and confirming unto Mortgagee all of the Mortgaged Property, or property intended so to be, whether now owned or hereafter acquired by Mortgagor, including, without limitation, the preparation, execution and filing of any documents, such as financing statements and continuation statements, deemed advisable by Mortgagee for perfecting and maintaining its lien on the Mortgaged Property. This Mortgage shall further constitute and be deemed to be a Security Agreement under the Minnesota Uniform Commercial Code, now in force and as hereafter amended, and Mortgagor hereby grants to Mortgagee, subject only to the Permitted Encumbrances, a first and only, present and continuing security interest in any Property, and its leases and rents, and in all deposits made pursuant to Section 1.7 hereof and all insurance policies and unearned premiums prepaid thereon, insurance proceeds, and awards, payments or consideration for the taking of the Mortgaged Property, or any portion thereof, by condemnation or exercise of the power of eminent domain, or from any sale in lieu or in anticipation thereof, assigned by Mortgagor to Mortgagee hereunder, to the extent that a security interest may be granted therein under the terms of the Minnesota Uniform Commercial Code. Mortgagor agrees to supply Mortgagee with an inventory of all such property in a form acceptable to Mortgagee, from time to time, upon receipt of a written request therefor from Mortgagee.

         Section 1.6. Mortgagor shall not commit or permit waste upon the Mortgaged Property and shall cause the Mortgaged Property and every part thereof, including but not limited to parking areas, Improvements and all ingress and egress easements, if any, to be continually maintained, preserved and kept in safe and good repair, working order and condition, and will comply with all present and future laws, statutes, ordinances, rules and regulations of any governmental authority having or claiming jurisdiction with reference to the Mortgaged Property and the manner of leasing, using, operating or maintaining the same (hereinafter collectively referred to as "Governmental Requirements"), as now existing or as hereafter amended, if applicable, and with all private covenants and restrictions, if any, affecting the title to the Mortgaged Property, or any thereof (hereinafter collectively referred to as "Private Restrictions"), and will not commit, suffer or permit any violation thereof, and will from time to time make all necessary and proper restorations, rebuildings, repairs, renewals, replacements, additions and betterments to the Mortgaged Property, whether required as the result of casualty or otherwise, and whether or not insurance or condemnation proceeds are made available or are sufficient therefor, in a good and workmanlike manner, so that the value and efficient use thereof shall be fully preserved and maintained, and so that all Governmental Requirements and Private Restrictions shall be complied with. Mortgagor shall forthwith give Mortgagee written notice, if it receives notice of any violation of any Governmental Requirements or Private Restrictions, or if any material damage or destruction occurs to the Mortgaged Property. Mortgagor agrees not to make any use of the Mortgaged Property, other than as a factory building and appurtenances thereto; not to demolish or remove the Improvements, or make additions to or structural alterations of the Improvements, without the prior written consent of Mortgagee; not to remove from the Premises or Improvements any of the Property, unless immediately replaced with like property of at least equal value; and not to add any new Improvements or Property, unless all of such replacements and additions shall be free of any vendor's lien, title reservation or other security interest prior hereto, excepting only Permitted Encumbrances. All such replacements and additions shall be subject to the lien hereof and the security interest created hereby, which shall be prior to all other liens and security interests thereon and therein, excepting Permitted Encumbrances. Mortgagee or its agents may enter upon the Mortgaged Property at all reasonable times to inspect the same and for the purpose of protecting its security and preserving its rights hereunder, but shall not be liable to any person, party or entity for failure to do so. Mortgagee covenants and agrees to promptly complete with due diligence any buildings, Improvements and additions free and clear of all liens, charges and encumbrances, except the lien hereof and Permitted Encumbrances; and to keep, perform and comply with any state law applicable to each and every term, condition and covenant of any and all leases upon the Mortgaged Property or any portion thereof (hereinafter referred to as "Leases") to be by Mortgagor kept and performed, so as to keep the Leases at all times in full force and effect, and agrees not to anticipate or collect rents more than one (1) month in advance under any Lease without, in each instance, the prior written consent of Mortgagee. Mortgagee shall not be liable to either Mortgagor or the tenants for the performance of any of the terms, covenants and conditions of the Leases. Mortgagor shall not by any act or omission diminish or impair the value of the Mortgaged Property and likewise shall not in any way weaken, diminish or impair the security hereof. Mortgagor shall not seek, petition for, make, consent to or acquiesce in any change in the Governmental Requirements and Private Restrictions relating to the uses of the Mortgaged Property, including but not limited to zoning and building codes and ordinances, without Mortgagee's prior written consent.

         Section 1.7. Mortgagor shall, at least ten (10) days before any penalty or interest attaches thereto because of delinquency in payment, pay and discharge, or cause to be paid and discharged, all taxes, assessments, levies and governmental charges imposed upon or against the Mortgaged Property or upon or against the Note or the indebtedness secured hereby or upon or against the interest of Mortgagee in the Mortgaged Property or in the Note or the indebtedness secured hereby (hereinafter referred to as "Impositions") and will thereafter deliver the paid receipts therefor to Mortgagee within thirty (30) days after payment of any such Imposition is due. Notwithstanding any of the foregoing, in no event shall Mortgagor be obligated to satisfy any of the income taxes of the Mortgagee. In the event of any legislative enactment or judicial decision after the date of this Mortgage, imposing upon Mortgagee the obligation to pay any such Imposition, or deducting the lien of this Mortgage from the value of the Mortgaged Property for the purpose of taxation, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, or the manner of the operation of any such Imposition, so as to affect the interests of Mortgagee, then, and in such event, Mortgagor shall bear and promptly pay the full amount of such Imposition of any such tax; provided, however, that, if for any reason payment thereof by Mortgagor would be unlawful or, unenforceable, or if payment thereof by Mortgagor would constitute usury or would render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note or of this Mortgage, or, otherwise, Mortgagee may declare the whole sum secured by this Mortgage, with interest thereon, to be immediately due and payable. Mortgagor shall not suffer to exist and shall promptly pay and discharge any mechanic's, statutory or other lien or encumbrance on the Mortgaged Property or any part thereof (hereinafter referred to as "Liens"), except for Permitted Encumbrances. Mortgagor shall perform all of its obligations under the Permitted Encumbrances.

         Notwithstanding the foregoing, Mortgagor shall not be in default hereunder in respect to the payment of any Impositions or Liens which Mortgagor shall be required by any provision hereof to pay, so long as Mortgagor shall first notify Mortgagee, in writing, at least thirty (30) days prior to the due date thereof, if any, or otherwise at least ten (10) days before commencement of any contest thereof, of its intention to contest the amount, applicability and/or validity of such Imposition or Lien and shall thereafter, in good faith, in compliance with all applicable statutes, and with all possible promptness, diligently contest the same, and Mortgagor may postpone or defer payment of a portion of said Impositions or Liens, if, but only if, permitted by statute, and if neither the Mortgaged Property, nor any portion thereof, would, by reason of such postponement or deferment, be in danger of being forfeited or lost; provided, however, that Mortgagor shall furnish to Mortgagee, prior to commencing any such contest, cash or other security satisfactory to Mortgagee to indemnify Mortgagee against any loss or liability by reason of any such contest and to pay any such Imposition or Lien, together with interest and penalties thereon, if any, if such contest should fail. Upon a final adjudication of any such contest, and in any event, at least thirty (30) days prior to the date on which the interest of Mortgagee in the Mortgaged Property would otherwise forfeit by reason of the nonpayment of any such Impositions or Liens, Mortgagor shall pay the amount thereof then due, including any penalties and interest thereon.

         Section 1.8. Mortgagor shall obtain, maintain and keep in full force and effect during the term of this Mortgage, with all premiums paid thereon, the following insurance:

                  (a) Insurance upon all Improvements and Property against loss or damage by fire, lightning and other risks customarily covered by standard "all risk" and extended coverage endorsements, together with theft, vandalism, malicious mischief, replacement cost and agreed amount endorsements, and restoration in conformance with applicable laws and ordinances, endorsements, all in such amounts as may be from time to time required by Mortgagee, but in no event less than the full replacement cost of the Improvements now existing or hereafter erected or placed upon the Premises, including the cost of debris removal, and of all Property, and, in any event, in an amount not less than the unpaid balance secured by this Mortgage;

                  (b) This subsection intentionally omitted;

                  (c) Comprehensive general public liability insurance against claims for bodily injury, death and/or property damage occurring in, on or about the Mortgaged Property, with coverage limits satisfactory to Mortgagee (which shall initially be at least equal to $3 million with respect to any one accident or occurrence) and including contractual liability coverage for the tort liability assumed by Mortgagor hereunder and under any other document which secures the Note;

                  (d) Flood insurance upon the Mortgaged Property in such form and amount as may from time to time be required by Mortgagee, if the Mortgaged Property is located in a designated flood plain area; and

                  (e) Insurance upon the Mortgaged Property against such other casualties and contingencies as Mortgagee may from time to time require, including but not limited to sprinkler insurance in amounts acceptable to Mortgagee, all in such manner and form as may be satisfactory to Mortgagee.

         Mortgagor shall, at its sole cost and expense, from time to time and at any time when Mortgagee shall so request, provide Mortgagee with evidence of the full replacement cost of the Mortgaged Property in a form acceptable to Mortgagee. Mortgagor shall promptly notify Mortgagee and the appropriate insurer in writing of any loss covered by any of the above-mentioned types of insurance.

         All insurance provided for in this Section 1.8 shall be effected under a valid, enforceable and manually signed policy or policies of insurance in form and substance approved by Mortgagee, shall be issued by insurers of recognized responsibility, which are licensed to do business in the State of Minnesota, which have a minimum rating of A and a financial class size of IX or better according to Best's Key Rating Guide for Property-Liability, and which are acceptable to Mortgagee, and shall be satisfactory to Mortgagee in all other respects. All insurance provided for in this Section 1.8 may provide for a deductible amount not to exceed $7500 per occurrence.

         All policies maintained by Mortgagor pursuant to the foregoing Subsections (a), (b), (d), and (e) shall (i) provide that any losses payable thereunder shall (pursuant to a standard first mortgagee clause in favor of, and acceptable to, Mortgagee, to be attached to each such policy) be payable to Mortgagee and assigns, (ii) include effective waivers by the insurer of all claims for insurance premiums against Mortgagee, (iii) provide that any losses shall be payable notwithstanding a) any act of negligence by Mortgagor or Mortgagee, b) any foreclosure or other proceedings or notice of sale relating to the Mortgaged Property, c) the vacancy of the improvements, d) any waiver of subrogation rights by the insured, and/or e) any change in the title to or ownership of any of the Mortgaged Property, and (iv) be written in amounts sufficient to prevent Mortgagor from becoming a co-insurer under said policies. The liability insurance policies described in the foregoing Subsection (c) shall name Mortgagee as an additional insured, shall contain a separation or severability of interests clause and shall waive contribution from any other insurance carried by Mortgagee in the event of loss. Mortgagor shall cause the originals of the policies of all such insurance (or certified copies of blanket policies, with certificates of insurance covering the Mortgaged Property) to be deposited with Mortgagee or to be otherwise held as directed by Mortgagee. At least fifteen (15) days prior to the date on which the premiums on each such policy shall become due and payable, Mortgagor shall furnish Mortgagee with proof reasonably satisfactory to Mortgagee of payment thereof. Each of such policies shall contain an agreement by the insurer that the same shall not be amended, modified, cancelled, reduced or terminated for any reason, including but not limited to a failure to pay premiums and/or expiration by its terms, without at least thirty (30) days prior written notice to Mortgagee. It this Mortgage is foreclosed, the purchaser at the foreclosure sale shall, after the expiration of any statutory period of redemption, become the sole and absolute owner of any and all such policies, with the sole right to collect and retain all unearned premiums thereon, and, for this purpose, Mortgagor hereby assigns and grants a security interest in said policies and unearned premiums to Mortgagee.

         In the event of loss, Mortgagor shall immediately give written notice thereof, and of any claims filed under insurance policies as a result thereof, to Mortgagee, and (i) if any event of default then exists hereunder, or (ii) if Mortgagor does not promptly and in good faith make proof of loss and settle, adjust or compromise any claims for loss, damage or destruction under any policies of insurance maintained pursuant to Subsections (a), (b), (d), and (e) hereof, and collect the proceeds thereof, Mortgagee is authorized and empowered (but not obligated or required) to make proof of loss; settle, adjust or compromise said claims; and collect and receive all such proceeds. The amount of any such settlement, adjustment or compromise of claims shall always be subject to Mortgagee's approval. Mortgagor agrees to pay all costs and expenses incurred by Mortgagee in connection therewith, including court costs and attorneys' fees (prior to trial, at trial, or appeal), on demand, which costs and expenses shall also be secured hereby and shall bear interest from the date paid at the Note Rate , but Mortgagee shall not be liable to Mortgagor for any failure by Mortgagee to collect or to exercise diligence in collecting any such proceeds. All proceeds of such insurance are hereby assigned, and shall be paid, to Mortgagee. Such proceeds shall, at Mortgagee's option, be applied first to the payment of all costs and expenses incurred by Mortgagee in obtaining such proceeds, and second, at Mortgagee's option, either to the reduction of the indebtedness hereby secured in such order as Mortgagee may elect, whether then due and payable or not, or to the restoration or repair of the Mortgaged Property, without affecting the lien of this Mortgage or the obligations of Mortgagor hereunder. Interest upon the entire indebtedness secured hereby shall continue until any such proceeds are received and applied to such indebtedness by Mortgagee. Pending a decision as to the proper use and application of any insurance proceeds, and during any such restoration or repair, Mortgagee shall not be liable for interest on such proceeds. If Mortgagee elects to apply any such insurance proceeds to the restoration or repair of the Mortgaged Property, it shall not be liable for supervising such restoration or repair or for supervising the disbursement of such insurance proceeds therefor, but such disbursement shall proceed in a manner acceptable to Mortgagee, which shall be similar to the manner in which major national banks permit construction loan advances, and which shall be designed to include reasonable controls to assure that such restoration or repair will be promptly completed in a workmanlike manner and paid for in full, free of mechanics' liens. In such event, Mortgagor shall deposit with Mortgagee, prior to commencing any such restoration or repair, the amount, if any, by which the cost of such restoration or repair exceeds the amount of such insurance proceeds, which amount shall be disbursed to pay costs of such restoration or repair prior to, and in the same manner as, such insurance proceeds. Any surplus which may remain after payment of all costs of restoration or repair may, at the option of Mortgagee, be applied to reduction of the indebtedness hereby secured, in any order which Mortgagee may determine, whether then matured or to mature in the future, or be paid to Mortgagor, as its interest may appear, the choice of application to be solely at the discretion of Mortgagee. In no event shall Mortgagee be held responsible for failure to pay for any insurance required hereby or for any loss or damage growing out of a defect in any policy thereof or growing out of any failure of any insurance company to pay for any loss or damage insured against or for failure by Mortgagee to obtain such insurance or to collect the proceeds thereof.

         Section 1.9. Mortgagor shall pay or cause to be paid promptly, when due, all charges or fees for utilities or services, including but not limited to electricity, water, gas, telephone, sanitary sewer, and trash and garbage removal, supplied to the Mortgaged Property, and, upon request of Mortgagee, shall furnish receipts to Mortgagee showing such payment.

         Section 1.10. Mortgagor covenants and agrees with Mortgagee, as long as any amount secured hereby remains unpaid, at Mortgagor's sole cost and expense, to (a) at all times keep proper and accurate books of account in which full, true and correct entries will be made of all transactions affecting the Mortgaged Property in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved; (b) at all reasonable times permit Mortgagee and its representatives to inspect such books and records and to make copies thereof; (c) on a regular monthly basis, and at such other times as Mortgagee may reasonably request, furnish Mortgagee with monthly financial statements and cash flow projections in the form provided to the Mortgagee's Board of Directors as of the date of this Mortgage, and such additional information and statements as it may reasonably request concerning the financial, business and operational status of Mortgagor and/or the Mortgaged Property and concerning performance by Mortgagor of the covenants and agreements contained in the Note and in this Mortgage; and (d) annually furnish to Mortgagee, as soon as available, but in any event within ninety (90) days after the close of each fiscal year of Mortgagor, at Mortgagor's sole cost and expense, Mortgagor's annual financial statements and operating statements for said fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied, and certified as true, correct and complete by Mortgagor. If Mortgagor fails to supply to Mortgagee any financial and/or operating statements which Mortgagor is hereby required to so supply, or at any time Mortgagor is otherwise in default hereunder, Mortgagee or its authorized representatives may have access to all of Mortgagor's books and records for the purpose of auditing the same and/or itself obtaining such statements, at Mortgagor's expense.

         Mortgagee, by giving written notice to Mortgagor, at any time within sixty (60) days after receiving the above-mentioned financial and operating statements from Mortgagor, may elect to have a person or firm of its choice make a confirmatory examination of Mortgagor's books and records pertaining to the Mortgaged Property. Any such confirmatory examination shall be at Mortgagee's sole cost and expense, unless said examination reveals significant errors or discrepancies in the above-mentioned financial and operating statements, in which event the confirmatory examination shall be at the sole cost and expense of Mortgagor.

         Section 1.11. If Mortgagor shall fail to observe, comply with, or perform any of the terms, covenants and conditions herein with respect to the procuring and delivery of insurance, the payment of Impositions or Liens, the keeping of the Mortgaged Property in repair, the furnishing of financial and operating statements, the removal and/or disposal of Hazardous Substances or any other term, covenant or condition herein or in the Note contained, Mortgagee may itself observe, comply with or perform the same, may make such advances to observe, comply with and perform the same as Mortgagee shall deem appropriate, and may enter the Mortgaged Property for the purpose of observing, complying with and performing any such term, covenant or condition. Mortgagee may expend such sums, including reasonable attorneys' fees (prior to trial, at trial and on appeal), to sustain the lien of this Mortgage or its priority, or to protect or enforce its rights hereunder, or to obtain the right to enforce its rights and remedies hereunder, including the payment of any prior Liens, claims and encumbrances, other than Permitted Encumbrances which are not in default, as it may deem desirable. Mortgagor agrees to repay all sums so advanced or expended upon demand, with interest thereon at the Note Rate from the date of advancement or expenditure, and all sums so advanced or expended, with interest, shall be secured hereby, but no such advance or expenditure shall be deemed to relieve Mortgagor from any default hereunder. Mortgagee shall not be bound to inquire into the validity of any Imposition or Lien which Mortgagor fails to pay as and when required hereby and which Mortgagor has not given notice to Mortgagee of its intention to contest in accordance with the terms hereof.

         Section 1.12. In the event Mortgagor transfers, leases or conveys to any other party any interest in the Mortgaged Property, or any portion thereof, legal or equitable, voluntarily or by operation of law, without the prior written consent of Mortgagee; in the event Mortgagor shall sell or otherwise dispose of the Mortgaged Property, or any interest therein or portion thereof, without the prior written consent of Mortgagee; Mortgagee may, at its election, declare the entire indebtedness hereby secured to be immediately due and payable, without notice to Mortgagor (which notice Mortgagor hereby expressly waives), and upon such declaration the entire indebtedness hereby secured shall be immediately due and payable, anything hereinabove or in the Note to the contrary notwithstanding. This provision does not apply to the sale in the ordinary course of business of finished goods manufactured at the Premises, or to the leasing of a portion of the Premises consistent with past practices.

         In the event Mortgagor shall request the consent of Mortgagee to a conveyance or encumbrance, Mortgagor shall deliver a written request to Mortgagee together with complete information regarding such conveyance or encumbrance and shall allow Mortgagee thirty (30) days after delivery of all required information for evaluation of such request. In the event that such request is not approved within such thirty (30) day period, it shall be deemed not approved. Mortgagee may charge Mortgagor for its costs and expenses, including reasonable attorneys' fees to evaluate and process any such sale, conveyance, transfer, mortgage or other encumbrance request, which costs and expenses shall be secured hereby and shall bear interest from the date incurred at the Note Rate. Such approval may be subject to such modifications of the loan terms, interest rate, and maturity date as may be established by Mortgagee. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. If the Mortgaged Property should be transferred to a privately held corporation or to a partnership pursuant to the terms of this Section 1.12 during the term of this Mortgage, thereafter a subsequent transfer of a partnership interest or a corporate ownership interest shall constitute a conveyance for purposes of this
Section 1.12 and the consent of Mortgagee shall be required.

         No transfer, conveyance, lease, sale, change or other disposition shall relieve Mortgagor from personal liability for its obligations hereunder or under the Note, whether or not the transferee assumes this Mortgage. Mortgagee may, without notice to Mortgagor, deal with any successor owner of all or any portion of the Mortgaged Property in the same manner as with Mortgagor, without in any way discharging the liability of Mortgagor hereunder or under the Note.

         Mortgagor shall not mortgage, pledge or otherwise grant a security interest in any of the Mortgaged Property as collateral security for any other obligation, without the prior written consent of Mortgagee.

         Section 1.13.

                  (a) As additional security for the indebtedness secured by this Mortgage, Mortgagor does hereby bargain, sell, assign, transfer and set over unto Mortgagee all the rents, issues, profits and other income of any kind which, whether before or after foreclosure, or during the full statutory period of redemption, if any, shall accrue and be owing for the use or occupation of the Mortgaged Property or any part thereof.

                  (b) Mortgagor agrees that upon or at any time after (i) the occurrence of a default or an event of default hereunder, or under the Note, or under any separate Assignment of Leases and Rents securing the Note, or (ii) the first publication of notice of sale for the foreclosure of this Mortgage, or (iii) the commencement of an action to foreclose this Mortgage, or (iv) the commencement of any period of redemption after foreclosure of this Mortgage, Mortgagee shall, in any such event, and at any such time, upon application to the District Court in the county where the Mortgaged Property or any part thereof is located, by an action separate from the foreclosure, in the foreclosure action, or by independent action (it being understood and agreed that the existence of a foreclosure is not a prerequisite to any action for a receiver hereunder), be entitled to the appointment of a receiver for the rents, issues, profits and all other income of every kind which shall accrue and be owing for the use or occupation of the Mortgaged Property or any part thereof, whether before or after foreclosure, or during the full statutory period of redemption, if any, upon a showing that Mortgagor has breached any covenant contained in this Mortgage, the Note or any such separate Assignment of Leases and Rents, including, without limitation, any covenant relating to any of the following:

                           (1) Repayment of tenant security deposits, with
                  interest thereon, as required by applicable state laws, if any;

                           (2) payment when due of prior or current real estate
                  taxes or special assessments with respect to the Mortgaged Property or the periodic escrow for payment of the same;

                           (3) payment when due of premiums for insurance of the
                  types required hereby, or the periodic escrow for payment of the same; or

                           (4) keeping of the covenants required of a lessor or
                  licensor pursuant to applicable state laws, if any.

         Mortgagee shall be entitled to the appointment of a receiver without regard to waste, adequacy of the security or solvency of Mortgagor. The court shall determine the amount of the bond to be posted by the receiver. The receiver, who shall be an experienced property manager, shall collect (until the indebtedness secured hereby is paid in full and, in the case of a foreclosure sale, during the entire redemption period, if any) the rents, issues, profits and all other income of any kind from the Mortgaged Property, manage and operate the Mortgaged Property, execute leases within or beyond the period of the receivership, if approved by the court, make tenant finish improvements required by Leases and apply all rents, issues, profits and other income collected by him in the following order:

                           (1) to payment of all reasonable fees of the
                  receiver, if any, approved by the court;

                           (2) to the items listed in clauses (1) through (4)
                  above (to the extent applicable) in the priority as numbered;

                           (3) to expenses for normal maintenance, operation and
                  management of the Mortgaged Property and for construction of tenant finish improvements required by Leases executed by the receiver; and

                           (4) the balance to Mortgagee to be credited, prior to
                  commencement of foreclosure, against the indebtedness secured hereby, in such order as Mortgagee may elect, or to be credited, after commencement of foreclosure, to the amount required to be paid to effect a reinstatement prior to foreclosure sale, or to be credited, after a foreclosure sale, to any deficiency and then to the amount required to be paid to effect a redemption, pursuant to applicable state laws, or their successors, as the case may be, with any excess to be paid to Mortgagor; provided, however, that if this Mortgage is not reinstated nor the Mortgaged Property redeemed, as and during the times provided by said state laws, or their successors, the entire amount received pursuant hereto, after deducting therefrom the amounts applied by Mortgagee to any deficiency, shall be the property of the purchaser of the Mortgaged Property at the foreclosure sale, together with all or any part of the Mortgaged Property acquired through foreclosure.

         The receiver shall file periodic accountings as the court determines are necessary and a final accounting at the time of his discharge. Mortgagee shall have the right, at any time and without limitation, to advance money to the receiver to pay any part or all of the expenses which the receiver should otherwise pay, if cash were available from the Mortgaged Property, and all sums so advanced, with interest thereon at the Note Rate from the date advanced, shall be a part of the sum required to be paid to redeem from any foreclosure sale. Said sums shall be proved by the affidavit of Mortgagee, its agent or attorney, describing the expenses for which the same were advanced and describing the Mortgaged Property, which must be filed for record in the office where this Mortgage is recorded, and a copy thereof shall be furnished to the sheriff and the receiver at least ten (10) days before the expiration of any period of redemption.

                  (c) Upon the happening of any of the events set forth above, or during any period of redemption after foreclosure sale, and prior to the appointment of a receiver as hereinbefore provided, Mortgagee shall have the right to collect the rents, issues, profits and other income of every kind from the Mortgaged Property and apply the same in the manner hereinbefore provided for the application thereof by a receiver. The rights set forth in this Subsection (c) shall be binding upon the occupiers of the Mortgaged Property from the date of filing by Mortgagee in the office where this Mortgage is recorded, in the county in which the Mortgaged Property is located, of a notice of default in the terms and conditions of this Mortgage and service of a copy of the notice upon the occupiers of the Mortgaged Property. Enforcement hereof shall not cause Mortgagee to be deemed a mortgagee in possession, unless it elects in writing to be so deemed. For the purpose aforesaid, Mortgagee may enter and take possession of the Mortgaged Property, manage and operate the same and take any action which, in Mortgagee's judgment, is necessary or proper to conserve the value of the Mortgaged Property. Mortgagee may also take possession of, and for these purposes use, any and all of the Property contained in the Mortgaged Property.

                  (d) The costs and expenses (including any receiver's fees and reasonable attorneys' fees) incurred by Mortgagee pursuant to the powers herein contained shall be immediately reimbursed by Mortgagor to Mortgagee on demand, shall be secured hereby and shall bear interest from the date incurred at the Note Rate. Mortgagee shall not be liable to account to Mortgagor for any action taken pursuant hereto, other than to account for any rents actually received by Mortgagee.

         Section 1.14. At any time and from time to time, within three (3) business days after receipt from Mortgagee of a written request therefor, Mortgagor shall prepare, execute and deliver to Mortgagee, and/or any other party which Mortgagee may designate, an estoppel certificate stating: (a) the amount of the unpaid principal balance and accrued interest secured by this Mortgage on the date thereof; (b) the date upon which the last payment secured by this Mortgage was made and the date the next payment secured by this Mortgage is due; and (c) that the provisions of the Note, this Mortgage and the other collateral security documents described in said request have not been amended or changed in any manner, that there are no defaults or events of default then existing under the terms of the Note, this Mortgage or the other collateral security documents described in said request, and that Mortgagor has no defenses, claims or offsets against full enforcement thereof according to their terms, or listing and describing any such amendments, changes, defaults, events of default, defenses, claims or offsets which do exist.

         Section 1.15. Mortgagor shall not place, locate, produce, generate, create, store, treat, handle, transport, incorporate, discharge, emit, spill, release, deposit or dispose of any Hazardous Substance in, upon, under, over or from the Mortgaged Property and shall not permit any Hazardous Substance to be placed, located, produced, generated, created, stored, treated, handled, transported, incorporated, discharged, emitted, spilled, released, deposited, disposed of or to escape therein, thereupon, thereunder, thereover or therefrom; and Mortgagor shall comply with all Environmental Regulations which are applicable to the Mortgaged Property. Mortgagor agrees to properly remove and dispose of any Hazardous Substance found on or in the Mortgaged Property, at Mortgagor's sole cost and expense and in compliance with all applicable Environmental Regulations. At any time, and from time to time, if Mortgagee requests, Mortgagor shall have any environmental assessment, review, audit and/or report relating to the Mortgaged Property heretofore provided by Mortgagor to Mortgagee updated and/or amplified, at Mortgagor's sole cost and expense, by an engineer or scientist acceptable to Mortgagee, or shall have such an assessment, review, audit and/or report prepared for Mortgagee, at Mortgagor's sole cost and expense, if none has previously been provided. Mortgagor shall indemnify Mortgagee, its directors, officers, employees, agents, contractors, licensees, invitees, successors and assigns (hereinafter collectively referred to as "Indemnified Parties") against, shall hold the Indemnified Parties harmless from, and shall reimburse the Indemnified Parties for, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses incurred by the Indemnified Parties, including court costs and attorney's fees (prior to trial, at trial and on appeal), in any action, administrative proceeding or negotiations against or involving any of the Indemnified Parties, resulting from any breach of the foregoing covenants, from the untruthfulness or any warranty or representation set forth in Subsection 1.2(j) hereof, from a failure by Mortgagor to perform any of its obligations hereunder with respect to any Hazardous Substance, from any costs associated with any Hazardous Substance present on the date of this Mortgage or from the discovery of any Hazardous Substance in, upon, under or over, or emanating from, the Mortgaged Property, it being the intent of Mortgagor and Mortgagee that the Indemnified Parties shall have no liability for damage or injury to human health, the environment or natural resources caused by, for abatement, clean-up, removal or disposal of, or otherwise with respect to Hazardous Substances by virtue of the interest of Mortgagee in the Mortgaged Property created hereby or as the result of Mortgagee exercising any of its rights or remedies with respect thereto hereunder, including but not limited to becoming the owner thereby by foreclosure or conveyance in lieu of foreclosure. The foregoing covenants, representations and warranties of Subsection 1.2 (j) and of this Section 1.15 shall be deemed continuing covenants, representations and warranties for the benefit of the Indemnified Parties, including but not limited to any purchaser at a foreclosure sale, any transferee of the title of Mortgagee or any other purchaser at a foreclosure sale, and any subsequent owner of the Mortgaged Property claiming by, through or under Mortgagee, any foreclosure of this Mortgage and/or acquisition of title to the Mortgaged Property or any part thereof by Mortgagee, or by anyone claiming by, through or under Mortgagee, by deed in lieu of foreclosure or otherwise. Any amounts covered by the foregoing indemnification shall bear interest from the date paid at the Note Rate and shall be secured hereby.


                                   ARTICLE II

                               TAKING OF PROPERTY

         Section 2.1. In case of a taking of or damage to all or any part of the Mortgaged Property as a result of, or a sale thereof in lieu of or in anticipation of, the exercise of the power of condemnation or eminent domain, or the commencement of any proceedings or negotiations which might result in such a taking, damage or sale, Mortgagor shall promptly give Mortgagee written notice thereof, generally describing the nature of such taking, damage, sale, proceedings or negotiations and the nature and extent of the taking, damage or sale which has resulted or might result therefrom, as the case may be, and Mortgagee shall have the right to participate in such proceedings or negotiations. Should any of the Mortgaged Property be taken or damaged by exercise of the power of condemnation or eminent domain, or be sold by private sale in lieu or in anticipation thereof, Mortgagor does hereby irrevocably assign, set over and transfer to Mortgagee any award, payment or other consideration for the property so taken, damaged or sold. Such award, payment or consideration shall, at Mortgagee's option, be applied first to the payment of all costs and expenses incurred by Mortgagee in obtaining and preserving such award, payment or consideration, and second, at Mortgagee's option, either to the reduction of the indebtedness hereby secured by application thereof to said indebtedness, in any order which Mortgagee may determine, whether then due and payable or not, or to the restoration or repair of the Mortgaged Property, without affecting the lien of this Mortgage or the obligations of Mortgagor hereunder. If (a) an event of default then exists hereunder, or (b) Mortgagor does not promptly and in good faith compromise, settle and collect all awards, payments or consideration for the property so taken, damaged or sold, Mortgagee is authorized, at its option, in the name of Mortgagor or in its own name, to compromise, settle, collect and receipt for all awards, payments or consideration for the property so taken, damaged or sold. The amount of any such compromise or settlement shall always be subject to Mortgagee's approval. Mortgagor agrees to pay all costs and expenses incurred by Mortgagee in connection therewith, including court costs and attorney's fees (prior to trial, at trial and on appeal), on demand, which costs and expenses shall also be secured hereby and shall bear interest from the date paid at the Note Rate, but Mortgagee shall not be liable to Mortgagor for any failure by Mortgagee to collect or to exercise diligence in collecting any such award, payment or consideration. Interest upon the entire indebtedness secured hereby shall continue until any such award, payment or consideration is received and applied by Mortgagee to said indebtedness, and, pending a decision as to the proper application of said award, payment or consideration, and pending the completion of any such repairs or restoration, Mortgagee shall not be liable for interest thereon. Mortgagor will, in good faith and with due diligence, file and prosecute what would, absent this assignment, be its claims for any such award, payment or consideration and will cause the same to be collected and paid over to Mortgagee. If Mortgagee elects to apply any such award, payment or consideration to the restoration or repair of the Mortgaged Property, it shall not be liable to supervise such restoration or repair or to supervise the disbursement of such award, payment or consideration therefor, but such disbursement shall proceed in a manner acceptable to Mortgagee, which shall be similar to the manner in which major national banks permit construction loan advances, and which shall be desired to include reasonable controls to assure that such restoration or repair will be promptly completed in a workmanlike manner and paid for in full, free of mechanics' liens. In such event, Mortgagor shall deposit with Mortgagee, prior to commencing any such restoration or repair, the amount, if any, by which the cost of such restoration or repair exceeds the amount of such award, payment or consideration, which amount shall be disbursed to pay costs of such restoration or repair prior to, and in the same manner as, such award, payment or consideration. Any surplus which may remain after payment of all costs of restoration or repair may, at the option of Mortgagee, be applied in reduction of the indebtedness hereby secured, in any order which Mortgagee may determine, whether then matured or to mature in the future, or be paid to Mortgagor, as its interest may appear, the choice of application to be solely at the discretion of Mortgagee.

                                   ARTICLE III

                          DEFAULT AND REMEDIES THEREFOR

         Section 3.1. If any one or more of the following events (herein referred to as "events of default") shall occur:

                  (a) Default in the payment of any payment of principal, interest and/or any other sum of money required to be paid by Mortgagor pursuant to the Note, to this Mortgage, to any Lease or to any other instrument securing the Note, as and when due,

                  (b) Mortgagor shall file a voluntary petition in a bankruptcy, reorganization, composition, readjustment, arrangement, insolvency, liquidation, dissolution or similar proceeding under any present or future statute, law or regulation, shall consent to voluntary or involuntary adjudication in bankruptcy or to reorganization, or shall be adjudicated bankrupt or insolvent under any applicable law or laws, or admits, in writing, to having become insolvent or to be unable to pay its debts as they become due, or becomes unable to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or is dissolved, liquidated, terminated or merged, or if it applies for, or if it consents to, the appointment of a trustee or receiver for the Mortgaged Property or for any portion of its assets,

                  (c) A trustee or receiver is appointed for the Mortgaged Property, for Mortgagor, for any portion of any of Mortgagor's assets, or an involuntary petition in bankruptcy or insolvency is filed against Mortgagor, and is not discharged within sixty (60) days after such appointment or filing,

                  (d) Default by Mortgagor under any term, covenant or condition of this Mortgage, of the Note, of any Lease, of any other instrument securing the Note other than a default described in Subsection (a) above, which has not been cured within ten days of notice by Mortgagee of the default given in accordance with paragraph 4.3 of this Mortgage,

                  (e) Any representation or warranty made by Mortgagor to Mortgagee in connection with the loan secured hereby proves to be untrue in any material respect, or

                  (f) Any judgment is entered in any court against Mortgagor and is not satisfied in full within thirty (30) days after all rights to appeal from the same have expired, or any writ of execution or attachment or similar process is issued or levied against any part of the Mortgaged Property or any interest therein, then, in any such case, Mortgagee may, at its option, without notice, declare the principal of and the accrued interest on the Note, and all sums advanced hereunder, with interest thereon, to be forthwith due and payable, and thereupon the Note and all other indebtedness secured hereby, including both principal and all unpaid interest accrued thereon, including all applicable late payment charges, and including all sums advanced hereunder and interest thereon, shall be and become immediately due and payable without presentment, demand or notice of any kind. Time is of the essence hereof.

         Section 3.2. In the event of the happening of any event of default, or in case the principal of the Note shall have become due and payable in full, whether by lapse of time or by acceleration, then and in every such case the holder of the Note may, at its option, (1) proceed to protect and enforce its rights by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, in the Note or in any other instrument which refers to or secures the Note, or in aid of the execution of any right, power or remedy herein or therein granted, or for the foreclosure of this Mortgage, or for damages, or to collect the indebtedness secured hereby, or for the enforcement of any other appropriate legal, equitable, statutory or contractual remedy, and shall be entitled to the appointment of a receiver to operate and protect the Mortgaged Property and to collect rents due under any Lease, and/or (2) sell the Mortgaged Property at public auction in one or more parcels, at Mortgagee's option, and convey the same to the purchaser in fee simple, agreeably to the statute in such case made and provided, Mortgagor to remain liable for any deficiency, if permitted by law. Further, the holder of the Note, in exercising its rights hereunder, shall also have, without limitation, all of the rights and remedies provided by the Minnesota Uniform Commercial Code, including the right to proceed under the Minnesota Uniform Commercial Code provisions governing default as to any fixtures, equipment, instruments, general intangibles, accounts, contract rights, claims or personal property which may be included in or related to the Mortgaged Property and as to any deposits, policies, unearned premiums, proceeds, awards, payments or consideration assigned to Mortgagee as further security hereunder, separately from the real estate included in the Mortgaged Property, or to proceed as to any or all of such property in accordance with its rights and remedies in respect of said real estate. If Mortgagee should elect to proceed separately as to any such property, Mortgagor agrees to make such property available to Mortgagee at a place or places reasonably acceptable to Mortgagee, and any notification of intended disposition of any of such property is required by law, such notification shall be deemed commercially reasonable and reasonably and properly given if mailed at least ten (10) days before such disposition in the manner below provided.

         Section 3.3. In case of any sale of any of the Mortgaged Property pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, Mortgagee, its successors or assigns, may become the purchaser, and, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note and any claims for interest matured and unpaid thereon, together with additions to the mortgage debt accrued, and interest thereon, if any, in order that there may be credited as paid on the purchase price, at Mortgagee's option, any sum then due hereunder and/or under the Note, including principal and interest thereon, and any accrued additions to the mortgage debt and interest thereon, or any portion thereof.

         Section 3.4. Each and every right, power or remedy herein specifically given shall be cumulative with and in addition to every other right, power or remedy, express or implied, given or now or hereafter existing at law, in equity, by statute, in the Note, herein or in any other document which secures the Note, and each and every right, power and remedy herein specifically given or otherwise so existing may be exercised concurrently or separately, from time to time, as often and in such order as may be deemed expedient by Mortgagee or the holder of the Note, and the exercise or the beginning of the exercise of one right, power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission of Mortgagee in the exercise of any such right, power or remedy shall impair any such right, power or remedy or any other right, power or remedy of Mortgagee or be construed to be a waiver of any default or acquiescence therein. Mortgagee shall have all rights, powers and remedies available under the law in effect now and/or at the time such rights, powers and remedies are sought to be enforced, whether or not they are available under the law in effect on the date hereof.

         Section 3.5. The purchase money proceeds and avails of any foreclosure sale of the Mortgaged Property, or any part thereof, and the proceeds and avails of any other remedy hereunder unless to the contrary provided by Section 1.13 hereof, shall be paid and applied as follows:

                  (a) First to the payment of costs, charges and expenses of foreclosure and of sale and of all proper expenses (including court costs and maximum attorneys' fees permitted by law), liabilities and advances incurred or made in connection therewith or otherwise incurred or made hereunder by Mortgagee, and to reimburse Mortgagee for payment of all Impositions, Liens and encumbrances superior to the lien of these presents which have been paid by Mortgagee;

                  (b) Second to the payment to Mortgagee of the amount then owing and unpaid under the Note and this Mortgage for principal, interest, advances and interest thereon, and in case any such proceeds shall be insufficient to pay the whole amount so due, then to the payment of such items in any order determined by Mortgagee; and

                  (c) Third, any excess to be paid to Mortgagor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

         Section 3.6. In case Mortgagee shall have proceeded to enforce any right, remedy or power under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of Mortgagee shall continue in full force and effect as if no such proceedings had been initiated.

         Section 3.7. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, dissolution, liquidation, termination or other judicial proceedings affecting Mortgagor, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable under the Note, this Mortgage and any other instrument securing or referring to the Note, at the date of institution of such proceedings, and for any additional amounts which may become due and payable hereunder and thereunder after such date, including but not limited to Mortgagee's costs, expenses and attorneys' fees incurred in connection therewith.

         Section 3.8. Mortgagor, for itself and on behalf of all persons, parties and entities which may claim under Mortgagor, hereby waives all requirements of law relating to the marshalling of assets, if any, which would be applicable in connection with the enforcement by Mortgagee of its remedies for an event of default hereunder, absent this waiver.

         Section 3.9. No waiver of any provision hereof shall be implied from the conduct of the parties. Any such waiver must be in writing and must be signed by the party against which such waiver is sought to be enforced. The waiver or release by Mortgagee of any breach of the provisions, covenants and conditions set forth herein on the part of Mortgagor to be kept and performed shall not be a waiver or release of any preceding, contemporaneous or subsequent breach, of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of any sum in payment of any indebtedness secured hereby or any other payment hereunder by Mortgagor to Mortgagee shall not be construed to be a waiver or release of any preceding breach by Mortgagor of any provision, covenant or condition of this Mortgage, other than the failure of Mortgagor to pay the particular sum so accepted, regardless of Mortgagee's knowledge of such preceding breach at the time of acceptance of such payment. No payment by Mortgagor, or receipt by Mortgagee of a lesser amount than the full amount secured hereby shall be deemed to be other than on account of the sums due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Mortgagee may accept any check or payment without prejudice to Mortgagee's right to recover the balance of such sums or to pursue any other remedy provided in this Mortgage. The consent by Mortgagee to any matter or event requiring such consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1. Whenever any of the parties hereto is referred to, such reference shall be deemed to include and apply to the successors and assigns of such party, subject to the provisions of Section 1.12 hereof; and all covenants, promises and agreements by or on behalf of Mortgagor in this Mortgage contained shall bind Mortgagor and also its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns, whether elsewhere herein so expressed or not. All representations and warranties contained herein or otherwise heretofore made by Mortgagor to Mortgagee shall survive the execution and delivery hereof. The singular of all terms used herein shall include the plural, the plural shall include the singular, and the use of any gender herein shall include all other genders, where the context so requires or permits.

         Section 4.2. The unenforceability or invalidity of any provision or provisions of this Mortgage as to any persons or circumstances shall not render that provision nor any other provision or provisions herein contained unenforceable or invalid as to any other persons or circumstances, and provisions hereof, in all other respects, shall remain valid and enforceable. Mortgagee shall be subrogated for further security to the lien, whether or not released of record, of any and all encumbrances paid out of the proceeds of the Note or out of any advances made by Mortgagee hereunder.

         Section 4.3. All notices and elections provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof or by law in respect to any matter) when deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, to the address of Mortgagor or Mortgagee set forth in the first paragraph of this Mortgage or to such other address as such party shall hereafter furnish by written notice to the other party hereto, at least ten (10) days prior to the effective date of said change in address.

         Section 4.4. Mortgagor, at its sole cost and expense, shall appear in and defend any dispute, action, suit or proceeding purporting to relate to or affect the Note or the security therefor, including but not limited to this Mortgage. If any action or proceeding relating to or affecting the Note, this Mortgage or the Mortgaged Property is commenced or threatened, to which action or proceeding Mortgagee is made a party, or in which it becomes necessary or desirable, in Mortgagee's reasonable opinion, to defend or uphold, or to consider defending or upholding, the lien of this Mortgage, or to protect the Mortgaged Property or any part thereof, or to exercise, or to obtain the right to exercise, any of Mortgagee's rights and remedies hereunder, including any foreclosure or commencement of foreclosure proceedings or probate, bankruptcy, insolvency, arrangement, reorganization or other debtor-relief proceedings, or with respect to which Mortgagee otherwise incurs costs or expenses, all sums paid by Mortgagee in order to determine the merits thereof, to establish or defend the rights and liens of this Mortgage, to protect the Mortgaged Property or any part thereof, and to exercise, or to obtain the right to exercise, any of Mortgagee's rights and remedies hereunder, and/or otherwise incurred by Mortgagee in connection therewith (including reasonable attorneys' fees and costs and allowances prior to trial, at trial and on appeal), and whether suit be brought or not, and whether or not Mortgagee prevails thereon, shall be paid upon demand, to Mortgagee by Mortgagor, together with interest thereon at the Note Rate from the date paid, and any such sum or sums shall be secured hereby.

         Section 4.5. In the event Mortgagee (a) grants any extension of time or forebearance with respect to the payment of any indebtedness secured by this Mortgage; (b) takes other, or additional security for the payment thereof; (c) waives or fails to exercise any right, power or remedy granted herein, in the Note or in any other document which secures or refers to the Note; (d) grants any release, with or without consideration, of the whole or any part of the security for the payment of the indebtedness secured hereby or the release of any person, party or entity liable for payment of said indebtedness; and/or (e) amends or modifies in any respect any of the terms and provisions hereof, of the Note (including substitution of another note) or of any other document which secures or refers to the Note; then and in any such event, such act or omission to act shall not release Mortgagor under any covenant of this Mortgage or of the Note, nor preclude Mortgagee from exercising any right, power or privilege herein or therein granted or intended to be granted, and shall not in any way impair or affect the lien or priority of this Mortgage. In the event any additional real property, Improvements, leases, fixtures or personal property not herein specifically identified shall be or become a part of the Mortgaged Property, then this Mortgage shall immediately attach to and constitute a lien against or security interest in such additional items, as appropriate, without further act or deed of either party hereto.

         Section 4.6. This instrument shall be governed by and interpreted in accordance with the laws of the State of Minnesota. Notwithstanding any provision herein, in the Note or in any other instrument which secures or refers to the Note contained, the total liability for payments in the nature of interest hereunder and thereunder shall not exceed interest at the maximum rate permitted by the laws of the State of Minnesota on the indebtedness secured hereby, if any, and any amounts paid in excess of said maximum rate shall be refunded to Mortgagor. This instrument shall be construed in accordance with its intent and with the fair meaning of its provisions, and without regard to any presumption or other rule of interpretation requiring construction thereof against the party which caused the same to be drafted.

         Section 4.7. This Mortgage may be executed simultaneously in two (2) or more identical counterparts, each of which, standing alone, shall be an original, but all of which shall constitute but one (1) agreement.

         Section 4.8. This instrument shall be deemed to be a Fixture Financing Statement within the meaning of the Minnesota Uniform Commercial Code:

             (a)     Name and address of       North Atlantic Technologies, Inc.
                     Debtor:                   8120 Penn Ave. So., Ste. 435
                                               Bloomington, MN  55431

             (b)     Name and address of       WDH Investments, Co.
                     Secured Party:            8120 Penn Ave. So., Ste. 470
                                               Bloomington, Minnesota  55431

             (c)     Description of the types
                     (or items) of property
                     covered by this
                     Financing Statement:      See pages 1 and 2 above.

             (d)     Description of real
                     estate to which the
                     collateral is attached
                     or upon which it is or
                     will be located:          See Exhibit A hereto.

Some of the above-described collateral is or is to become fixtures upon the above-described real estate, and this Financing Statement is to be filed for record in the public real estate records.



      IN WITNESS WHEREOF, The undersigned has caused this instrument to be duly executed as of the day and year first above written.

                                          MORTGAGOR:

                                          NORTH ATLANTIC TECHNOLOGIES, INC.


                                          By     David Paulin
                                            Its  Vice-President


STATE OF Minnesota            )
                              ) ss.
COUNTY OF Hennepin            )

        The foregoing instrument was acknowledged before me on June 16, 1995, by David R. Paulin, the Vice President of North Atlantic Technologies, Inc., a corporation under the laws of Minnesota, on behalf of the corporation.


James A. Rubenstein
Notary Public



THIS INSTRUMENT DRAFTED BY:                              SEND TAX STATEMENTS TO:
James A. Rubenstein                            North Atlantic Technologies, Inc.
MOSS & BARNETT                                                   500 Como Avenue
A Professional Association                            St. Paul, Minnesota  55103
4800 Norwest Center
90 South Seventh Street
Minneapolis, MN  55402-4129
Telephone:  (612) 347-0300


                                    EXHIBIT A
                   TO COMBINATION MORTGAGE, SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT
                                     BETWEEN
                  NORTH ATLANTIC TECHNOLOGIES, INC., MORTGAGOR
                                       AND
                         WDH INVESTMENTS CO., MORTGAGEE
Legal Description:

The following described land situated in Ramsey County, Minnesota, to wit:

Parcel 1:

Lot 3, Block 1, ROSENTHAL ADDITION, lying West of the North-South Quarter line of Section 25, Township 29, Range 23 and except that part overlying Lots 3 and 4, Block 9, Foundry Addition to St. Paul.
Lot 1, Block 2, ROSENTHAL ADDITION.

Parcel 2:

Lot 3, Block 1, ROSENTHAL ADDITION, according to the recorded plat thereof, and situated in Ramsey County, Minnesota, except that part lying West of the North-South Quarter line of Section 25, Township 29, Range 23 and also except that part overlying Lots 3 and 4, Block 9, Foundry Addition to St. Paul.

Permitted Encumbrances:

1. Accommodation Security Agreement dated April 13, 1990 between North Atlantic Technologies, Inc., Debtor, and Willis Heim, Secured Party.

2. Security Agreement dated May 8, 1995 between North Atlantic Technologies, Inc., Debtor, and First Bank National Association, Secured Party.

3.       Northern States Power Co. (light fixture and tubes)

4.       Tenancy interests of the following lessees.

               J & J Services
               Alternative Sourcing
               JEM Trucking
               R & R Machinery Moving
               Top All Roofing
               Twin City Flame
               Coats Rental

5.       Special assessments for streets and sewers.

6. Utility and drainage easements as shown on recorded plat for Rosenthal Addition.

7.       Easements and rights set forth in Document No. 794787.

8. Easements for slopes, cuts and fills in grading as shown in Document No. 621391.

9.       Utility easements set forth in Document No. 1392360.

10.      Railroad right of way easements set forth in Document No. 529764.

11.      Railroad mortgage filed as Document No. 1769940.